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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 7, 2000

                                 QUEST NET CORP.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

                           1250 EAST HALLANDALE BLVD.
                                    SUITE 502
                              HALLANDALE, FL 33009
                    (Address of principal executive offices)

                                 (954)-457-0900
                          Registrant's telephone number

                            PARPUTT ENTERPRISES, INC.
                             12835 E. ARAPAHOE ROAD
                               TOWER I, PENTHOUSE
                            ENGLEWOOD, COLORADO 80112
                            -------------------------
                        (Former name and former address)


         FLORIDA                    000-28863                 84-1331134
         --------                   ---------                 ----------
(State of Incorporation)   (Commission File Number)  (IRS Employer I.D. Number)

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ITEM FOUR.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 2, 2000 the Board of Directors of Quest Net Corp. terminated the accounting firm of Cordovano & Harvey P.C., as Quest Net Corp.'s Independent Certified Public Accountants. Quest's lack of working capital has prevented it from retaining Cordovano & Harvey to complete the June 2000 audit. Quest Net Corp. now has a new majority shareholder. James LLC, who has agreed to provide the auditing firm of Feldman Sherb & Co., P.C. to complete the audit.

         During the Quest's two most recent fiscal years, and the interim period preceding the date of termination, there were no disagreements with Cordovano & Harvey P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Cordovano & Harvey P.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         During Quest's two most recent fiscal years and the interim period preceding Cordovano & Harvey P.C's termination, Cordovano & Harvey P.C. DID NOT:

         o advise Quest that the internal controls necessary for the registrant to develop reliable financial statements did not exist;

         o advised Quest that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         o advise Quest of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, that if further investigated may:

                  > Materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

                  > Cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and

                  > Require Cordovano & Harvey P.C. to expand the scope of its audit or conduct such further investigation;

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         During Quest's two most recent fiscal years, and the interim period preceding Cordovano & Harvey P.C.'s termination, Cordovano & Harvey P.C. DID NOT advised Quest that information has come its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Cordovano & Harvey P.C.'s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

         On November 2, 2000, Quest engaged the accounting firm of Feldman Sherb & Co., P.C. as its Independent Certified Public Accountants. During Quest's two most recent fiscal years and the interim period preceding the engagement of Feldman Sherb & Co., P.C., the Company did not consult with Feldman Sherb &
Co., P.C. on any matters.

EXHIBITS

16       Letter re change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              QUEST NET CORP.

                                              By /s/ Charles Wainer, President
                                                -------------------------------

Date: November 7, 2000


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